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                                                                    Exhibit 99.1


                           Certification Pursuant to
                            18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of The Sarbanes-Oxley Act of 2002

           Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of The Men's Wearhouse, Inc. (the "Company") on Form 10-Q for the period ending August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Zimmer, Chief Executive Officer of the Company, certify, pursuant to 18 U. S. C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 17, 2002                  By    /s/ GEORGE ZIMMER
                                              -------------------------------
                                                      George Zimmer
                                                  Chairman of the Board,
                                                  Chief Executive Officer
                                                       and Director